Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Kindred Biosciences, Inc. (the “Company”) hereby certifies that, to his knowledge:
(i)    The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2020	By: /s/ Richard Chin
Name: Richard Chin, M.D.
Title: Chief Executive Officer

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Kindred Biosciences, Inc. (the “Company”) hereby certifies that, to her knowledge:
(i)    The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2020	By: /s/ Wendy Wee
Name: Wendy Wee
Title: Chief Financial Officer